SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2002
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                         Primecore Mortgage Trust, Inc.
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             (Exact name of registrant as specified in its charter)

        Maryland                   0-30507                       94-3324992
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(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)

            99 El Camino Real, Menlo Park, CA            94025
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         (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 4.        Changes in Registrant's Certifying Accountant

On August 6, 2002, the Board of Directors of Primecore Mortgage Trust, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants, and determined to appoint Grant Thornton LLP to replace Andersen and serve as the Company's independent public accountants on the same date. The Company does not have an audit committee of the Board of Directors and these actions were reviewed and approved by the full Board. The determination to dismiss Andersen and engage Grant Thornton, LLP followed the Company's decision to seek proposals from independent public accountants to audit the financial statements of the Company.

The audit reports of Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

None of the reportable events described under item 304(a)(1)(v) of Regulation S-K occurred during the Company's two most recent fiscal years ended December 31, 2001, or through the date of this Form 8-K.

The Company provided Andersen a copy of the foregoing disclosures. While the Company has received no information from Andersen that Andersen has a basis for disagreement with such statements, the Company has been informed that, in light of recent developments at Andersen, Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrant's certifying accountant.

During the Company's two most recent fiscal years ended December 31, 2001, and through the date of this form 8-K, the Company did not consult Grant Thornton LLP with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Primecore Mortgage Trust, Inc.

       Dated:   August 6, 2002          /s/ MICHAEL RIDER
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                                        Michael Rider, Chief Financial Officer